UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

May 10, 2002

Date of Report (Date of earliest event reported)

VAIL RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9614 (Commission file number)	51-0291762 (I.R.S. Employer Identification No.)

137 Benchmark Road

Avon, Colorado 81620

(Address of principal executive offices)

(970) 845-2500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants.

(i)	On May 10, 2002, Vail Resorts, Inc. ("Vail Resorts") dismissed Arthur Andersen LLP, which had previously served as independent accountants for Vail Resorts.

(ii)

The reports of Arthur Andersen LLP on the consolidated financial statements of Vail Resorts as of and for the fiscal years ended July 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The change in independent accountants was recommended by Vail Resorts' Audit Committee and approved by Vail Resorts' Board of Directors.

(iv)

In connection with its audit for the fiscal years ended July 31, 2001 and 2000, and for the interim period from August 1, 2001 through May 10, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to such disagreements in its report on the consolidated financial statements for such years.

(v)

During the fiscal years ended July 31, 2001 and 2000, and for the interim period from August 1, 2001 through May 10, 2002, there were no "reportable events" as that term is defined in Item 304 (a)(1)(v) of Regulation S-K of the Securities and Exchange Commission ("the SEC").

(vi)

Vail Resorts has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not Arthur Andersen LLP agrees with the above statements. Vail Resorts had not received the letter from Arthur Andersen LLP regarding the above statements at the time of this filing. When the letter is received, it will be filed as an amendment to this form 8-K.

(b) New independent accountants.

Effective May 10, 2002, Vail Resorts appointed PricewaterhouseCoopers LLP as its new independent accountants. The appointment of PricewaterhouseCoopers LLP was recommended by Vail Resorts' Audit Committee and approved by Vail Resorts' Board of Directors. During the fiscal years ended July 31, 2001 and 2000, and in the interim period from August 1, 2001 through May 10, 2002, Vail Resorts has not consulted with PricewaterhouseCoopers LLP regarding either:

(i)

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Vail Resorts' financial statements, and neither a written report was provided to Vail Resorts nor oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by Vail Resorts in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

Any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(a) No financial statements are required to be filed with this report.

(b) No pro-forma financial information is required to be filed with this report.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
16	Letter from Arthur Andersen LLP, dated May ___, 2002*, re change in Certifying Accountant

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2002

VAIL RESORTS, INC.

By: /s/ James P. Donohue
Name:	James P. Donohue
Title:	Senior Vice President
and Chief Financial Officer